BARRETT GROWTH FUND	WWW.BARRETTGROWTHFUND.COM	OCTOBER 31, 2008

Dear Shareholders:

The Barrett Growth Fund (the “Fund”) declined 9.11% in the first fiscal quarter ending on September 30th, outperforming its peer group by more than 5 percentage points but underperforming the S&P 500 by ¾ of a percentage point.  The Fund has outperformed its peer group and the S&P 500 over the past year.  The Fund also has outperformed its peer group over the past 5 years and since inception of the Fund.

THE QUARTER IN REVIEW

The U.S. stock market as well as stock markets worldwide suffered major declines in the quarter.  Continued concerns about the health of global financial institutions and the growing evidence that developed economies are entering a recession weighed heavily on investors.  The energy and industrial sectors of the market, which were leading sectors over the past few years, posted the largest declines due to the worsening economic outlook.  On a calendar year basis, 2008 is shaping up to be one of the worst years since the 1920s for the U.S. stock market.

	Total Return		Average Annual Total Returns
	Fourth Quarter	One-Year	Five-Year	Since Inception
	7/01/08-9/30/08	10/01/07-9/30/08	10/1/03-9/30/08	12/29/98-9/30/08
Barrett Growth Fund	-9.11%	-21.40%	3.66%	0.24%
Lipper Large-Cap	-14.31%	-22.91%	3.33%	-2.21%
Growth Funds Index[1]
S&P 500® Index[2]	-8.37%	-21.98%	5.17%	1.01%
The performance data quoted represents past performance, which does not guarantee future results.  Current performance may be lower or higher than the performance shown.  The investment return and principal value of an investment will fluctuate so that an  investor’s shares, when redeemed, may be worth more or less than their original cost.  Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free.  Calculations assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.  Performance would have been lower if fees had not been waived and if expenses had not been reimbursed in various periods.  Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
The gross expense ratio for the Fund is 2.42% for the fiscal year ended June 30, 2008.  Gross expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and do not reflect fee waivers or reimbursements under the expense limitation agreement between the Fund and its Manager.  These expenses include management fees, 12b-1 distribution and service fees, and other expenses.
Net expenses are the Fund’s total annual operating expenses as of the date of the Fund’s most current prospectus and reflect contractual fee waivers and/or reimbursements.  The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2008 to limit total annual operating expenses to 1.25% of the Fund’s average daily net assets.
1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged.  Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets.  The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged.  Investors cannot invest directly in an index.

The U.S. consumer and financial institutions are in the beginning stages of reducing debt and improving their balance sheets.  Without the tailwind of a free spending U.S. consumer, economic growth worldwide will stagnate.  Overleveraged financial institutions are adding to the problem by severely tightening lending even to the highest quality corporate borrowers.  Consequently, the decline in the market reflects the outlook for slower growth worldwide and a major decline in earnings.

PERFORMANCE REVIEW

The five top and bottom performing equities contributing to returns during the quarter ending September 30, 2008 are shown below:

	Percentage		Percentage
Top Performers*	Change	Bottom Performers*	Change
1. Ecolab	13.17%	1. MEMC Electronic Materials, Inc.	-56.91%
2. Proctor & Gamble	15.32%	2. Schlumberger Ltd.	-27.15%
3. Pepsico, Inc.	12.77%	3. XTO Energy, Inc.	-31.93%
4. Genentech, Inc.	16.84%	4. ABB Ltd.	-29.27%
5. Genzyme Corp.	12.32%	5. Apple, Inc.	-32.12%

*	Performers are ranked in order of their contribution to return. This is calculated by position size multiplied by the percentage change.

THE PORTFOLIO

There was a complete reversal in the performance of various sectors in the September quarter versus the preceding June quarter.  Energy was the big winner in the June quarter and Financials were by far the worst.  In the quarter just ended they traded places.

Since the Fund was significantly underweight versus the S&P 500 weightings in Financials and Consumer Staples during the quarter, both of which outperformed the market, we trailed the broader market by less than a percentage point.  However, our underweighting in Energy offset this Financial sector drag to some extent.   The major contributor to the Fund’s negative returns, however, was the Technology sector.  The semiconductor company, MEMC Electronics, performed poorly due to the weaker economic outlook as well as production problems in their solar chip manufacturing process.  Apple also had a difficult quarter due to concerns about consumer spending and greater competition in the “smart” phone arena.

The following pie chart is a graphical depiction of the sector weightings of the Fund.  As the chart indicates, we remain diversified by sector. The top holdings of the Fund for the quarter are listed below.

Top Ten Holdings			Sector Weightings
(Percent of Total Assets)*			(Percent of Total Investments)*
1.	Ecolab, Inc.	3.51%
2.	Automatic Data Processing, Inc.	3.46%
3.	Schlumberger Ltd.	3.39%
4.	Cisco Systems, Inc.	3.26%
5.	Omnicom Group, Inc.	3.12%
6.	L-3 Communications Holdings, Inc.	2.96%
7.	Celgene Corporation	2.93%
8.	Stryker Corporation	2.89%
9.	Proctor & Gamble Company	2.82%
10.	ABB Ltd.	2.70%

			** Cash and cash equivalents

*  Portfolio characteristics are as of September 30, 2008, and are subject to change at any time.

INVESTMENT OUTLOOK

The stock market’s steep decline is typical of markets during periods of slow or negative economic growth.   With an additional retrenchment continuing into late October, the market correction is now at depths historically equal to the average bear markets over the past century.   Part of the decline is certainly being caused by redemptions of equity mutual funds as well as liquidations of hedge funds.  Margin calls are also inducing forced selling.  We do not expect a quick recovery or an upswing in economic activity in early 2009, but we do expect worldwide economies to stabilize over the next 12 months.  Stock markets typically recover once the end of an economic recession is in sight, and we expect this historical pattern to repeat this cycle.  We are optimistic looking into 2009.

Thank you for choosing the Barrett Growth Fund.  Please visit us at our website, www.barrettgrowthfund.com.  If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA
President

Robert J. Milnamow	E. Wells Beck, CFA	Cynthia J. Starke
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

Investment Risks: All investing entails risks, including the possible loss of principal.  The Fund may invest in foreign securities.  Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions.  The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.

The outlook and views presented above are those of the Investment Adviser as of 10/31/08, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates.  Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice.  The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.  Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing.  The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA).  Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

BAI BGF200809
TN08-3856

C/O US BANCORP FUND SERVICES, LLC 615 EAST MICHIGAN STREET MILWAUKEE, WI 53202 (877) 363-6333 WWW.BARRETTGROWTHFUND.COM